EXHIBIT 99.2

WaMu Capital Corp.
WMALT 05-8
30 Year Conforming Alt A; Interest Only Loans; 6 % Pass-Through
184 records
Balance: 37,364,211

Selection Criteria: 30 Year Conforming Alt A; Interest Only Loans; 6 % Pass-Through
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  WaMu Doctype
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

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2. Summary

Total Number of Loans: 184
Total Balance: 37,364,211.00
Avg Balance: 203,066.36
Weighted Average Note Rate: 6.437
Non-Zero Weighted Average Original LTV: 76.70
Weighted Average Age: 1.439
% Calif: 22.49
% Prepay Penalties: 7.53
% Interest Only: 100.00
% Investor: 9.54
Non-Zero Weighted Average FICO: 709
Stated Original WAM: 360
Stated Current WAM: 358.56

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3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
6.250	6.000	60	12,455,464.00
6.375	6.125	51	10,930,650.00
6.500	6.250	35	7,000,215.00
6.625	6.375	15	2,900,008.00
6.750	6.500	6	1,451,550.00
6.875	6.625	10	1,732,250.00
7.000	6.750	3	412,190.00
7.250	7.000	1	158,000.00
7.750	7.500	1	119,104.00
7.875	7.625	1	155,580.00
8.000	7.750	1	49,200.00
Total:	6.187	184	37,364,211.00

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4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
6.001 - 6.250	60	12,455,464.00	33.34	6.250	360	1	359	713	75	207,591.07
6.251 - 6.500	86	17,930,865.00	47.99	6.424	360	2	358	708	78	208,498.43
6.501 - 6.750	21	4,351,558.00	11.65	6.667	360	1	359	698	77	207,217.05
6.751 - 7.000	13	2,144,440.00	5.74	6.899	360	1	359	719	79	164,956.92
7.001 - 7.250	1	158,000.00	0.42	7.250	360	1	359	682	80	158,000.00
7.501 - 7.750	1	119,104.00	0.32	7.750	360	1	359	745	80	119,104.00
7.751 - 8.000	2	204,780.00	0.55	7.905	360	1	359	693	75	102,390.00
Total:	184	37,364,211.00	100.00	6.437	360	1	359	709	77	203,066.36

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5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	2	79,200.00	0.21	7.337	360	664	66	39,600.00
50,000.01 - 100,000.00	12	1,056,748.00	2.83	6.484	360	738	69	88,062.33
100,000.01 - 150,000.00	49	6,357,919.00	17.02	6.459	360	713	77	129,753.45
150,000.01 - 200,000.00	34	5,875,980.00	15.73	6.529	360	711	79	172,822.94
200,000.01 - 250,000.00	32	7,180,420.00	19.22	6.390	360	686	76	224,388.13
250,000.01 - 300,000.00	28	7,596,084.00	20.33	6.427	360	710	77	271,288.71
300,000.01 - 350,000.00	19	6,279,820.00	16.81	6.401	360	727	76	330,516.84
350,000.01 - 400,000.00	7	2,510,050.00	6.72	6.411	360	711	77	358,578.57
400,000.01 - 450,000.00	1	428,000.00	1.15	6.250	360	678	80	428,000.00
Total:	184	37,364,221.00	100.00	6.437	360	709	77	203,066.42

Min: 30,000.00
Max: 428,000.00
Avg: 203,066.42
Total: 37,364,221.00

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6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	2	79,200.00	0.21	7.337	360	1	359	664	66	39,600.00
50,000.01 - 100,000.00	12	1,056,748.00	2.83	6.484	360	2	358	738	69	88,062.33
100,000.01 - 150,000.00	49	6,357,909.00	17.02	6.459	360	1	359	713	77	129,753.24
150,000.01 - 200,000.00	34	5,875,980.00	15.73	6.529	360	1	359	711	79	172,822.94
200,000.01 - 250,000.00	32	7,180,420.00	19.22	6.390	360	1	359	686	76	224,388.13
250,000.01 - 300,000.00	28	7,596,084.00	20.33	6.427	360	1	359	710	77	271,288.71
300,000.01 - 350,000.00	19	6,279,820.00	16.81	6.401	360	2	358	727	76	330,516.84
350,000.01 - 400,000.00	7	2,510,050.00	6.72	6.411	360	1	359	711	77	358,578.57
400,000.01 - 450,000.00	1	428,000.00	1.15	6.250	360	2	358	678	80	428,000.00
Total:	184	37,364,211.00	100.00	6.437	360	1	359	709	77	203,066.36

Min: 30,000.00
Max: 428,000.00
Avg: 203,066.42
Total: 37,364,221.00

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7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	14	2,191,430.00	5.87	6.362	360	1	359	713	53	156,530.71
60.01 - 70.00	20	4,460,500.00	11.94	6.407	360	1	359	699	67	223,025.00
70.01 - 75.00	13	3,187,100.00	8.53	6.396	360	1	359	719	74	245,161.54
75.01 - 80.00	124	25,104,516.00	67.19	6.460	360	1	359	710	80	202,455.77
80.01 - 85.00	2	323,000.00	0.86	6.548	360	2	358	613	85	161,500.00
85.01 - 90.00	7	1,361,610.00	3.64	6.361	360	1	359	714	88	194,515.71
90.01 - 95.00	4	736,055.00	1.97	6.341	360	2	358	721	94	184,013.75
Total:	184	37,364,211.00	100.00	6.437	360	1	359	709	77	203,066.36

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8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	22	3,464,060.00	9.27	6.447	360	1	359	706	74	157,457.27
Cooperative	1	238,000.00	0.64	6.250	360	1	359	708	70	238,000.00
PUD	48	10,536,324.00	28.20	6.446	360	1	359	708	78	219,506.75
Single Family Residence	108	21,867,327.00	58.52	6.439	360	1	359	710	77	202,475.25
Three/Four Family	2	614,250.00	1.64	6.375	360	1	359	745	75	307,125.00
Two Family	3	644,250.00	1.72	6.307	360	2	358	693	70	214,750.00
Total:	184	37,364,211.00	100.00	6.437	360	1	359	709	77	203,066.36

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9. State

State	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
CA	31	8,402,384.00	22.49	6.409	360	1	359	703	75	271,044.65
AZ	27	4,595,800.00	12.30	6.420	360	1	359	703	78	170,214.81
FL	20	3,630,089.00	9.72	6.540	360	2	358	701	75	181,504.45
OH	10	1,564,270.00	4.19	6.398	360	2	358	700	80	156,427.00
WA	10	2,203,360.00	5.90	6.495	360	1	359	720	76	220,336.00
GA	7	1,121,490.00	3.00	6.395	360	2	358	731	81	160,212.86
MD	7	1,579,400.00	4.23	6.379	360	2	358	696	80	225,628.57
MA	6	1,660,250.00	4.44	6.389	360	1	359	706	74	276,708.33
TX	6	1,099,700.00	2.94	6.447	360	2	358	697	80	183,283.33
CO	5	745,300.00	1.99	6.523	360	1	359	766	80	149,060.00
Other	55	10,762,168.00	28.80	6.439	360	1	359	716	77	195,675.78
Total:	184	37,364,211.00	100.00	6.437	360	1	359	709	77	203,066.36

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10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
360	184	37,364,211.00	100.00	6.437	360	1	359	709	77	203,066.36
Total:	184	37,364,211.00	100.00	6.437	360	1	359	709	77	203,066.36

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11. WaMu Doctype

WaMu Doctype	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Full/Alt/Streamline	46	7,870,548.00	21.06	6.429	360	1	359	692	77	171,098.87
No Doc/NINA	19	3,678,734.00	9.85	6.673	360	1	359	699	75	193,617.58
No Ratio/NORA	2	619,910.00	1.66	6.321	360	1	359	716	80	309,955.00
Red/Low/Expr/Stated	117	25,195,019.00	67.43	6.408	360	1	359	716	77	215,342.04
Total:	184	37,364,211.00	100.00	6.437	360	1	359	709	77	203,066.36

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12. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
580 - 599	1	119,990.00	0.32	6.625	360	2	358	597	39	119,990.00
600 - 619	3	688,400.00	1.84	6.411	360	2	358	613	78	229,466.67
620 - 639	10	1,936,950.00	5.18	6.574	360	1	359	630	77	193,695.00
640 - 659	10	2,197,100.00	5.88	6.466	360	1	359	650	77	219,710.00
660 - 679	21	4,089,090.00	10.94	6.352	360	1	359	670	75	194,718.57
680 - 699	28	5,826,130.00	15.59	6.383	360	1	359	690	76	208,076.07
700 - 719	36	7,023,690.00	18.80	6.486	360	1	359	707	78	195,102.50
720 - 739	27	6,158,470.00	16.48	6.472	360	1	359	729	78	228,091.48
740 - 759	22	4,279,651.00	11.45	6.441	360	2	358	751	79	194,529.59
760 - 779	13	2,849,450.00	7.63	6.343	360	2	358	770	71	219,188.46
780 - 799	8	1,448,590.00	3.88	6.494	360	2	358	785	74	181,073.75
800 - 820	5	746,700.00	2.00	6.355	360	2	358	807	82	149,340.00
Total:	184	37,364,211.00	100.00	6.437	360	1	359	709	77	203,066.36

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13. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	94	19,349,121.00	51.79	6.452	360	1	359	716	79	205,841.71
Refi - Cash Out	61	12,861,090.00	34.42	6.423	360	2	358	702	74	210,837.54
Refi - Rate Term	29	5,154,000.00	13.79	6.419	360	1	359	702	76	177,724.14
Total:	184	37,364,211.00	100.00	6.437	360	1	359	709	77	203,066.36

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14. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Investment	13	2,002,934.00	5.36	6.776	360	1	359	721	73	154,071.85
Owner Occupied	164	33,800,277.00	90.46	6.421	360	1	359	708	77	206,099.25
Second Home	7	1,561,000.00	4.18	6.348	360	1	359	717	76	223,000.00
Total:	184	37,364,211.00	100.00	6.437	360	1	359	709	77	203,066.36

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15. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
120	162	33,381,066.00	89.34	6.439	360	1	359	712	77	206,055.96
180	22	3,983,145.00	10.66	6.424	360	2	358	683	75	181,052.05
Total:	184	37,364,211.00	100.00	6.437	360	1	359	709	77	203,066.36

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16. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	170	34,550,011.00	92.47	6.442	360	1	359	708	77	203,235.36
36	7	1,603,050.00	4.29	6.412	360	1	359	721	74	229,007.14
60	7	1,211,150.00	3.24	6.340	360	2	358	724	74	173,021.43
Total:	184	37,364,211.00	100.00	6.437	360	1	359	709	77	203,066.36

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R:\SEA_WCC\shared\_PSTBKU\Brent Harlow\September Position\8-29-05 Updated\September Position, 8-26-05.cas
Sep 21, 2005 17:14